AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT TO INDENTURE

This AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT TO INDENTURE (this “Amendment”) is entered into as of March 20, 2009, by and among Simmons Bedding Company, a Delaware corporation (the “Company”), the Guarantors (as defined in the Indenture (as hereinafter defined)) and the Amending Holders (as hereinafter defined).

RECITALS

WHEREAS, the Company, the Guarantors and Wells Fargo Bank Minnesota, National Association, as trustee (in such capacity, the “Trustee”) are parties to that certain Indenture, dated as of December 19, 2003 (as has been or may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), pursuant to which those certain 7.875% Senior Subordinated Notes due 2014 (the “Notes”) were issued;

WHEREAS, the Company, the Guarantors and certain Holders (the “Forbearing Holders”) are parties to that certain Forbearance Agreement to Indenture, dated as of February 4, 2009 (the “Indenture Forbearance Agreement”);

WHEREAS, the Company and the Guarantors have requested that the Indenture Forbearance Agreement be amended to, among other things, provide for an extension of the Forbearance Period; and

WHEREAS, the Amending Holders have so agreed upon the terms and conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   Definitions.  Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Indenture.

SECTION 2.   Amendments to Indenture Forbearance Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Indenture Forbearance Agreement is hereby amended as follows:

(a)           Amendments to Section 2(a) of the Indenture Forbearance Agreement.

(i)           Clause (i) of Section 2(a) is hereby amended and restated in its entirety to read as follows:

“(i) 11:59 p.m. (New York City time) on May 31, 2009; provided, however, that the foregoing date shall be automatically extended to July 31, 2009 so long as the Company has commenced, by May 31, 2009, a solicitation process seeking consent for, or votes to effect, a Proposed Transaction (as hereinafter defined), which Proposed Transaction at the time of extension shall be acceptable to any Holders party hereto collectively holding more than $100,000,000 in principal amount of the Notes (any such Holders, the “Extending Holders”) in their sole discretion (such transaction, the “Selected Transaction”); and”

(ii)           The word “or” shall be deleted before clause “(E)” and the following new clause “(F)” shall be inserted immediately following clause “(E)” thereof:

“; or (F) the Company’s failure to disclose timely all material nonpublic information it is obligated to disclose publicly in accordance with the confidentiality agreement to be entered into between the Company and any Holder party hereto in form and substance satisfactory to the Company and such Holder (each a “Confidentiality Agreement”)”

(b)           Section 2(c) is hereby amended by amending and restating such Section in its entirety to read as follows:

“Except as provided in Section 2(a)(i), (i) none of the Holders party hereto shall have any obligation to extend the Forbearance Period, or enter into any waiver, other forbearance or amendment, and the agreement of any Holder party hereto to permit any such extension, or to enter into any other waiver, forbearance or amendment shall be subject to its sole discretion, (ii) any agreement by any Holder party hereto to extend the Forbearance Period, if any, or to enter into any waiver, other forbearance or amendment, must be set forth in writing and signed by a duly authorized signatory of the relevant Holder and (iii) the Company and each Guarantor acknowledge that the Holders party hereto have not made any assurance concerning any possibility of an extension of the Forbearance Period or the entering into of any waiver, forbearance or amendment.”

 (c)           Section 3(g) of the Indenture Forbearance Agreement is hereby amended by amending and restating such Section in its entirety to read as follows:

“(g)             Management Discussions.  The Company shall cause its senior management team, and use commercially reasonable efforts to cause representatives of Weil, Gotshal & Manges LLP and Miller Buckfire and Co., LLC (collectively, the “Company Advisors”), to discuss (at the option of the Company, in person or telephonically), on a bi-weekly basis during regular business hours and for reasonable durational periods (any such discussions to occur at mutually agreeable times), with representatives of Paul Weiss and Blackstone (collectively, the “Noteholder Advisors” and, together with the Company Advisors, collectively, the “Professional Advisors”) and any Holder party hereto who executes the  Confidentiality Agreement (any such Holder, a “Restricted Holder”), the Company’s ongoing financial performance, operations and liquidity.”

(d)           Section 3 of the Indenture Forbearance Agreement is hereby amended by inserting the following new clause “(i)” immediately following clause “(h)” thereof:

“(i)         Professional Advisors’ Meetings.  On a weekly basis (commencing from the First Amendment Effective Date (as defined in that certain Amendment No. 1 to Forbearance Agreement to Indenture, dated as of March 20, 2009, by and among the Company, the Guarantors and certain Holders party hereto)), the Company shall use commercially reasonable efforts to cause the Company Advisors to (i) discuss (at the option of the Company Advisors, in person or telephonically), to the extent not prohibited by the terms of any applicable confidentiality obligation by which the Company is bound, with the Noteholder Advisors, during regular business hours and for reasonable durational periods, the process with respect to, and the status of, any asset sale, merger, consolidation or other business combination, equity infusion, financing proposal (of any type), change of control transaction or restructuring or plan proposal, in each case, contemplated in connection with the Company’s restructuring process (each, a “Proposed Transaction”), including, without limitation, by providing detailed updates and information with respect to the material terms and conditions of any such Proposed Transaction and (ii) from and after the First Amendment Effective Date, promptly deliver to the Noteholder Advisors for their review a copy of each bid and any operative document related thereto (each, a “Proposed Transaction Document”) received by the Company Advisors on or after March 6, 2009 with respect to any Proposed Transaction (the actions described in clauses (i) and (ii) above, collectively, comprising a “Process Update”); provided that, (a) if disclosing a Proposed Transaction Document is prohibited under the terms of any applicable confidentiality obligation by which the Company is bound, the Company Advisors shall, to the extent not prohibited by such confidentiality obligation, deliver a written summary of the material terms and conditions of such Proposed Transaction Document (a “Proposed Transaction Document Summary”) in lieu of a copy thereof; (b) with respect to any confidentiality obligation of the Company to the bidder or bidders selected by the Company to further evaluate a Proposed Transaction (any such bidder, a “Selected Bidder”), the Company agrees that it shall use commercially reasonable efforts to obtain the consent of such Selected Bidder to permit the Company Advisors to provide an un-redacted copy of any Proposed Transaction Document to the Noteholder Advisors, and if such consent is not obtained after using commercially reasonable efforts, the Company Advisors shall, to the extent not prohibited under the terms of any applicable confidentiality obligation by which the Company is bound, deliver a Proposed Transaction Document Summary in lieu thereof; and (c) with respect to any confidentiality obligation by which the Company is bound that arises on or after the First Amendment Effective Date, the Company agrees that it shall use commercially reasonable efforts to ensure that such confidentiality obligations do not prohibit (A) the Company or the Company Advisors from providing any Proposed Transaction Document, Proposed Transaction Document Summary or any other Process Update, or any information relating thereto, to the Noteholder Advisors or (B) the Professional Advisors’ further disclosure of such Proposed Transaction Documents, Proposed Transaction Document Summaries or other Process Updates to any Restricted Holders in accordance with the following sentence. Notwithstanding anything to the contrary herein, prior to any disclosure of any information contained in any Proposed Transaction Document, Proposed Transaction Document Summary or Process Update to any Person, including, without limitation, any Restricted Holders or any other Holder, the Professional Advisors will collectively determine the nature and extent of any such disclosure (which determination shall be documented in writing, including by email correspondence among the Professional Advisors); provided that, if there is a disagreement among the Company Advisors, on the one hand, and the Noteholder Advisors, on the other hand, the information that is the subject of such disagreement shall not be disclosed by the Noteholders Advisors to any Restricted Holder, any other Holder or any other Person unless and until such disagreement is resolved as acknowledged by e-mail correspondence among the Professional Advisors.

(e)           Section 3 of the Indenture Forbearance Agreement is hereby amended by inserting the following new clause “(j)” immediately following new clause “(i)” thereof:

“(j)          Bidders’ Meetings.  On or before April 17, 2009, the Company shall cause each Selected Bidder to hold one meeting, during regular business hours and for a reasonable durational period, with Restricted Holders who have not submitted a bid to acquire or provide equity in or pursuant to a Proposed Transaction to discuss, in reasonable detail, the nature, structure and material terms of the Proposed Transaction sponsored by such Selected Bidder.

(f)           Section 3 of the Indenture Forbearance Agreement is hereby amended by inserting the following new clause “(k)” immediately following new clause “(j)” thereof:

“(k)             Selected Transaction.  The Selected Transaction shall not be (i) withdrawn or (ii) amended, supplemented or otherwise modified in any respect that is adverse to the interests of the Extending Holders, taken as a whole, without the prior written consent of the Extending Holders.”

(g)           Section 3 of the Indenture Forbearance Agreement is hereby amended by inserting the following new clause “(l)” immediately following new clause “(k)” thereof:

“(l)          Access to Certain Third Parties.  On or after May 1, 2009, the Restricted Holders and the Noteholder Advisors may request that the Company grant, in the exercise of its reasonable discretion, a written waiver of any contractual restriction imposed by the Company that would impair, condition or otherwise limit such Restricted Holder’s or Noteholder Advisor’s rights or ability to communicate with any party that has expressed an interest in investing in, providing financing to, or buying the Company.”

(h)           Exhibit A to the Indenture Forbearance Agreement is hereby amended by amending and restating clause “(i)” of paragraph 1 thereon in its entirety to read as follows:

“(i) the failure of the Company to timely furnish a quarterly report on Form 10-Q for the quarter ended September 27, 2008 and the quarters ending March 28, 2009 as required under Section 4.03(a)(1) and, solely to the extent the Forbearance Period has been extended pursuant to Section 2(a)(i) of this Agreement, June 27, 2009, as required under Section 4.03(a)(1);”.

(i)           Exhibit A to the Indenture Forbearance Agreement is hereby amended by inserting “or July 15, 2009” at the end of paragraph 2 thereon.

SECTION 3.   Ratification of Liability.  Each of the Company and the Guarantors hereby ratifies and reaffirms (a) that the aggregate outstanding principal amount of the Notes is $200,000,000 and the accrued and unpaid interest through and including the date hereof is $10,689,000.00 and (b) all of its payment and performance obligations under this Amendment, the Indenture Forbearance Agreement and the Indenture, including, without limitation, the obligation to pay interest at the default rate, in accordance with Sections 2.12 and 4.01 of the Indenture, commencing on January 15, 2009.  Each of the Company and the Guarantors (i) acknowledges receipt of a copy of this Amendment and all other agreements, documents, and instruments executed and/or delivered in connection herewith, (ii) consents to the terms and conditions of same and (iii) agrees and acknowledges that the Indenture Forbearance Agreement and the Indenture remain in full force and effect and are hereby ratified and confirmed.

SECTION 4.   Conditions to Effectiveness.  This Amendment and the agreement of the Forbearing Holders to continue to forbear under the Indenture Forbearance Agreement shall become effective on such date (the “First Amendment Effective Date”) as the following conditions shall have been satisfied in full or waived in writing by the Amending Holders:

(a)           Agreement. The Company, the Guarantors and Forbearing Holders collectively holding more than $100,000,000 in principal amount of the Notes (the “Amending Holders”) shall have executed and delivered signature pages to this Amendment. Paul Weiss will notify the Company upon receipt of signature pages from Forbearing Holders in accordance with Section 5 hereof holding in the aggregate more than $100,000,000 in principal amount of the Notes.

(b)
Fee.  Each Amending Holder which delivers its original, facsimile or portable document format (“.pdf”) signature page to this Amendment to Paul Weiss not later than 6:00 p.m. (New York City time) on March 20, 2009 shall have received payment (by wire transfer in accordance with such Holder’s wire transfer instructions provided to the Company) of an amendment fee (which shall be fully-earned and non-refundable when paid) equal to 0.50% of the principal amount of the Notes held by such Amending Holder as of the date of this Amendment.

For the avoidance of doubt, this Amendment shall be effective in accordance with this Section 4 regardless of whether the Trustee executes this Amendment.

SECTION 5.   Representations and Warranties of the Company and Guarantors.

To induce the Amending Holders to execute and deliver this Amendment, each of the Company and the Guarantors represents and warrants that:

(a)           Corporate Power and Authority.  It has all requisite corporate or other organizational power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment.

(b)           Authorization of Amendment.  The execution and delivery of this Amendment and the performance of this Amendment have been duly authorized by all necessary corporate or other organizational action on its part.

(c)           No Conflict.  The execution and delivery of this Amendment and the performance of this Amendment and the consummation of the transactions contemplated hereby do not and will not (i) contravene its certificate of incorporation or by-laws or limited partnership or other constituent documents, (ii) violate any (a) applicable material requirement of law or (b) material order or decree of any governmental authority or arbitrator applicable to it, (iii) materially conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any of its material contractual obligations or (iv) result in the creation or imposition of any material lien or encumbrance upon any of its material property.

(d)           Binding Obligation.  This Amendment has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of it to the extent a party hereto enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws limiting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless or whether such enforceability is considered in a proceeding in equity or at law).

(e)           Absence of Default.  As of the date hereof, except for the Specified Defaults (as amended by this Amendment), no Default or Event of Default has occurred or is continuing under the Indenture.

SECTION 6.   Representation of the Amending Holders.  Each Amending Holder severally represents that on the date hereof it is the beneficial owner and/or investment advisor or manager of discretionary accounts for the holders or beneficial owners of not less than the aggregate principal amount of the Notes set forth on a version of its signature page hereof provided by it to Paul Weiss.

SECTION 7.   Entire Agreement; Amendment.  This Amendment, the Indenture Forbearance Agreement and the Indenture (the “Note Documents”), constitute the full and final agreement between the parties hereto with respect to the subject matter hereof.  Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Amendment and the other Note Documents.

SECTION 8.   Reference to and Effect Upon the Indenture Forbearance Agreement.

(a)           Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Indenture Forbearance Agreement and the Indenture, and all rights of the Holders and the Trustee and all of the Obligations, shall remain in full force and effect. Each of the Company and the Guarantors hereby confirms that no such party has any right of setoff, recoupment or other offset with respect to any of the Obligations.

(b)           From and after the First Amendment Effective Date, (i) the term “Agreement” in the Indenture Forbearance Agreement and all references to the Indenture Forbearance Agreement in any Note Document shall mean the Indenture Forbearance Agreement as amended by this Amendment.

SECTION 9.   Release of Holders.

(a)           Upon the effectiveness hereof and in consideration of the mutual covenants contained herein and other accommodations granted to the Company and the Guarantors hereunder, each of the Company and Guarantors party hereto, on behalf of itself and each of its Subsidiaries, and its or their successors, assigns and agents (collectively, the “Releasing Parties”), hereby expressly forever waives, releases and discharges any and all claims (including, without limitation, cross-claims, counterclaims, and rights of setoff and recoupment), causes of action (whether direct or derivative in nature), demands, suits, costs, expenses and damages (collectively, the “Claims”) any of them may have or allege to have as of the First Amendment Effective Date (and all defenses that may arise out of any of the foregoing) of any nature, description, or kind whatsoever, based in whole or in part on facts, whether actual, contingent or otherwise, now known, unknown, or subsequently discovered, whether arising in law, at equity or otherwise, against the Amending Holders in any capacity, their respective affiliates, agents, principals, managers, managing members, members, stockholders, “controlling persons” (within the meaning of the United States federal securities laws), directors, officers, employees, attorneys, consultants, advisors, agents, trusts, trustors, beneficiaries, heirs, executors and administrators of each of the foregoing (collectively, the “Released Parties”), in each case, involving or otherwise relating to this Amendment, or any of the other agreements entered into in connection herewith, the Indenture Forbearance Agreement, the Indenture or any or all of the actions and transactions contemplated hereby or thereby, including, without limitation, any actual or alleged performance or nonperformance by any of the Released Parties hereunder or thereunder.  Each of the Releasing Parties hereby acknowledges that the agreements in this Section 9(a) are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Claims.  In entering into this Amendment, each of the Releasing Parties expressly disclaims any reliance on any representations, acts, or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above does not depend in any way on any such representation, acts and/or omissions or the accuracy, completeness, or validity thereof.  The provisions of this Section 9 shall survive the termination or expiration of the Forbearance Period and the termination of the Indenture and the payment in full of all obligations of any Releasing Party under or in respect of the Indenture and all other amounts owing thereunder.

(b)           Each of the Releasing Parties represents and warrants that it has not assigned to any Person any Claim, other than to Deutsche Bank AG, New York Branch, as collateral agent (the “Collateral Agent”), pursuant to that certain Pledge and Security Agreement, dated as of December 19, 2003, by and among the Grantors party thereto and the Collateral Agent.  In the event that the foregoing representation and warranty is, or is purported to be, untrue, each of the Releasing Parties agrees to indemnify and hold harmless the Released Parties against, and to pay, any and all actions, demands, obligations, causes of action, decrees, awards, claims, liabilities, losses and costs (including, but not limited to, reasonable expenses of investigation and fees and expenses of counsel) that any of the Released Parties may sustain or incur as a result of the breach or purported breach of the foregoing representation and warranty.  The provisions of this paragraph shall survive the termination or expiration of the Forbearance Period and the termination of the Indenture and the payment in full of all obligations under or in respect of the Indenture and all other documents executed in connection therewith and all other amounts owing thereunder.

SECTION 10.   Successors and Assigns; No Third Party Beneficiaries.  This Amendment shall be binding upon and inure to the benefit of the Company, the Guarantors, the Forbearing Holders, the Trustee and their respective successors and assigns; provided, that neither the Company nor any Guarantor shall be entitled to delegate any of its duties hereunder and shall not assign any of its rights or remedies set forth in this Amendment without the prior written consent of the Forbearing Holders in their sole discretion. No Person other than the parties hereto shall have any rights hereunder or be entitled to rely on this Amendment and all third-party beneficiary rights are hereby expressly disclaimed.

SECTION 11.   Governing Law.                                           This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to its choice of law provisions.

SECTION 12.   Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile, in a .pdf or other electronic transmission a signature page oft his Amendment signed by such party, and any such facsimile, ..pdf or other electronic signature shall be treated in all respects as having the same effect as an original signature.

SECTION 13.   Section Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.

SECTION 14. Severability.                                                                The invalidity, illegality or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction.

<signature pages follow>

IN WITNESS WHEREOF, this Amendment No. 1 to Forbearance Agreement to Indenture has been executed by the parties hereto as of the date first written above.

SIMMONS BEDDING COMPANY

By:
Name:	William S. Creekmuir
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

SIMMONS COMPANY

By:
Name:	William S. Creekmuir
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

THE SIMMONS MANUFACTURING CO., LLC
WORLD OF SLEEP OUTLETS, LLC
SIMMONS CONTRACT SALES, LLC
WINDSOR BEDDING CO., LLC
SIMMONS EXPORT CO.

By:
Name:	William S. Creekmuir
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

DREAMWELL, LTD.
SIMMONS CAPITAL MANAGEMENT, LLC

By:
Name:	William S. Creekmuir
Title:	President and Treasurer

[_________], AS AMENDING HOLDER

By:
Name:
Title: